Exhibit 99.2

TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF SEPTEMBER 30, 2008

ASSETS:
Current assets:
Cash and cash equivalents	$1,018,890
Restricted cash	975,336
Receivable related to financing services	10,499,720
Inventories, net	17,395,816
Advances to suppliers	17,168,532
Prepaid expenses	15,533
Value added tax refundable	1,662,406
Deferred taxes	2,794
Total current assets	48,739,027
Property and equipment, net	653,324
Other assets	7,333
Total Assets	$49,399,684
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Line of credit related to financing services	$10,499,720
Bank loan payable	3,226,611
Accrued expense	543,524
Customer deposits	11,773,769
Deferred revenue	45,103
Income tax payable	1,201,782
Total current liabilities	27,290,509
Minority interests in consolidated subsidiaries	1,223,089
Commitments and contingencies	-
Shareholders' equity:
Contributed capital	12,118,776
Accumulated other comprehensive income	2,544,857
Retained earnings	6,222,453
Total shareholders' equity	20,886,086
Total liabilities and shareholders' equity	$49,399,684

The accompanying notes form an integral part of these condensed consolidated financial statements

Exhibit 99.2

TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE
INCOME (UNAUDITED)

	Three Months Ended September 30,
	2008	2007
Net revenue	$48,378,898	$38,470,263
Cost of revenue	46,054,946	37,799,455
Gross profit	2,323,952	670,808

Operating expense:
Sales and marketing	232,664	242,928
General and administrative	300,901	146,907
Total operating expenses	533,565	389,835

Income from operations	1,790,387	280,973

Other income (expenses):
Interest income	23,846	42,357
Interest expense	(67,635)	(52,919)
Investment income	-	-
Total other expenses	(43,789)	(10,562)

Income before provision for income taxes, minority interest and extraordinary item	1,746,598	270,411

Provision for income taxes	437,636	(115,697)
Income before minority interest and extraordinary item	1,308,962	386,108

Minority interest in net income of consolidated subsidiaries	(104,529)	(127,759)
Income before extraordinary item	1,204,433	258,349

Extraordinary item - gain on acquisition of controlling interest of Zhengji
(less applicable income tax expense of $0)	-	-

Net income	1,204,433	258,349

Other comprehensive income - foreign currency translation adjustments	198,484	211,511
Comprehensive income	1,402,917	469,860

The accompanying notes form an integral part of these condensed consolidated financial statements

Exhibit 99.2

TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE
INCOME (UNAUDITED)

	Nine Months Ended September 30,
	2008	2007
Net revenue	$129,475,982	$100,275,363
Cost of revenue	123,051,216	97,231,886
Gross profit	6,424,766	3,043,477

Operating expense:
Sales and marketing	677,963	673,403
General and administrative	788,511	357,471
Total operating expenses	1,466,474	1,030,874

Income from operations	4,958,292	2,012,603

Other income (expenses):
Interest income	81,938	111,335
Interest expense	(197,004)	(171,693)
Investment income	-	4,867
Total other expenses	(115,066)	(55,491)

Income before provision for income taxes, minority interest and extraordinary item	4,843,226	1,957,112

Provision for income taxes	1,148,987	136,064
Income before minority interest and extraordinary item	3,694,239	1,821,048

Minority interest in net income of consolidated subsidiaries	(335,804)	(323,061)
Income before extraordinary item	3,358,435	1,497,987

Extraordinary item - gain on acquisition of controlling interest of Zhengji
(less applicable income tax expense of $0)	-	251,811

Net income	3,358,435	1,749,798

Other comprehensive income - foreign currency translation adjustments	1,307,945	466,411
Comprehensive income	$4,666,380	$2,216,209

The accompanying notes form an integral part of these condensed consolidated financial statements

Exhibit 99.2

TIANJIN SEASHORE NEW DISTRICT SHISHENG BUSINESS TRADING GROUP CO. LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

	Nine Months Ended September 30,
	2008	2007

Cash flows from operating activities:
Net Income	$3,358,435	$1,749,798

Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	145,963	116,199
Minority interest in income of consolidated subsidiary	335,804	323,061
Gain on sales of short term investments	-	(4,867)
Extraordinary gain on acquisition of controlling interest of Zhengji	-	(251,811)
Change of inventory reserve	(147,448)	232,139

Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable - trade	6,238	144,869
Inventories	(8,502,984)	(4,599,425)
Advances to suppliers	9,261,083	(15,543,334)
Prepaid expenses, other current assets and other assets	44,435	34,783
Value added tax refundable	(873,525)	(658,894)
Deferred taxes	49,469	(83,676)

Increase (decrease) in liabilities:
Accounts payable	(427,344)	587,002
Accrued expenses	418,960	206,451
Customer deposits	(9,318,114)	15,136,524
Deferred revenue	(432,549)	56,110
Income tax payable	204,961	211,439
Net cash flows used for operating activities	(5,876,616)	(2,343,632)

Cash flows from investing activities:
Cash on hand at Zhengji on acquisition date	-	19,653
Decrease (Increase) in restricted cash	5,685,446	(403,473)
Proceeds from sales of short-term investments	-	134,664
Purchase of property and equipment	(163,251)	(204,232)
Net cash provided by (used for) investing activities	5,522,195	(453,388)

Cash flows from financing activities:
Proceeds from short-term bank loans	1,282,161	2,360,470
Repayments of short-term bank loans	(1,282,161)	(2,360,470)
Repayments of notes payable	(4,273,870)	(4,901,701)
Proceeds from loans from director	73,501,244	72,953,345
Repayments of loans from director	(73,823,838)	(72,084,266)
Contributed capital from stockholders	-	8,498,065
Net cash (used for) provided by financing activities	(4,596,464)	4,465,443

Effect of exchange rate change on cash	266,667	38,358
Net increase (decrease) in cash	(4,684,218)	1,706,781

Cash and cash equivalents, beginning of period	5,703,108	2,661,146
Cash and cash equivalents, end of period	$1,018,890	$4,367,927

Supplemental disclosure of cash flow information:

Interest paid	$197,004	$171,693

Income taxes paid	$981,573	$8,820

Non-cash activities:

(Decrease) Increase of line of credit and receivable related to financing services	$(15,628,520)	$20,176,569

The accompanying notes form an integral part of these condensed consolidated financial statements

Exhibit 99.2

TIANJIN SEASHORE NEW DISTRICT SHISHENG
BUSINESS TRADING GROUP CO. LTD.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1) Summary of Significant Accounting Policies:

Organization, Nature of Business and Basis of Presentation

Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd., (“Shisheng” or “the Company”) was incorporated under the laws of the People’s Republic of China (“PRC”) on September 13, 1995. The Company was founded by Mr. Tong Shiping and his family under the name “Tianjin Tariff-Free Zone Shisheng Property Management Corp.”. The Company’s business includes sales of both domestically manufactured automobiles and imported automobiles, providing financing services related to imported automobiles, and providing logistic services relating to the automobile importing process and other automobile import value added services such as assistance with customs clearance, storage and nationwide delivery services (such services, “Automobile Import Value Added Services”).

In August 2001, Shisheng formed Tianjin Ganghui Information Technology Corp. (“Ganghui”), to provide web-based, real-time information on imported automobiles. Ganghui is 80% owned by Shisheng.

In September 2003, Shisheng formed Tianjin Hengjia Port Logistics Corp. (“Hengjia”) to provide Automobile Import Value Added Services to wholesalers and distributors in the imported vehicle trading industry. Hengjia is 80% owned by Shisheng.

In February 2005, Shisheng and three other founders formed Zhengji International Trading Corp. (“Zhengji”) to enhance the imported automobile trading industry. Zhengji was 32% owned by Shisheng since 2005. In January 2007, Shisheng injected additional capital of $1,024,498 (equivalent to RMB 8,000,000) into Zhengji; consequently, Shisheng's equity interest in Zhengji increased from 32% to 86.4%.

On November 1, 2007, Ever Auspicious International Limited (“Ever Auspicious”) entered into a Share Exchange Agreement with Cheng Weihong, Xia Qiming, and Qian Yuxi, direct shareholders of Shisheng prior to this transaction (collectively, the “Sellers”), pursuant to which the Sellers transferred their interest in Shisheng to Ever Auspicious for an aggregate price of $12,067,254 (RMB 95,000,000).  As a result of this transaction, Ever Auspicious owns all of the capital stock of Shisheng.

Exhibit 99.2

The accompanying condensed consolidated balance sheet as of September 30, 2008, the condensed consolidated statements of income and comprehensive income for the three months and nine months ended September 30, 2008 and September 30, 2007, and the condensed consolidated statements of cash flows for the nine months ended September 30, 2008 and September 30, 2007 are unaudited and do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America (“U.S. GAAP”) for complete financial statements. In the opinion of management, these condensed consolidated financial statements reflect all adjustments which are of a normal recurring nature and which are necessary to present fairly the financial position of Shisheng as of September 30, 2008 and the results of operations for the three months and nine months ended September 30, 2008 and 2007 and the cash flows for the nine-month periods ended September 30, 2008 and 2007. These condensed consolidated financial statements and related notes should be read in conjunction with the Company’s audited financial statements as of December 31, 2007 and 2006 and the years ended December 31, 2007, 2006 and 2005 included elsewhere in the Form 8-K filed on November 10, 2008 with the Securities and Exchange Commission.

The results of operations for the nine months ended September 30, 2008 are not necessarily indicative of the results which may be expected for the entire fiscal year. The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Basis of Consolidation

The consolidated financial statements include the financial statements of Shisheng and its majority owned subsidiaries. All inter-company transactions and balances have been eliminated in preparation of the condensed consolidated financial statements.

Currency Reporting

The Company’s operations in the PRC use the local currency - Renminbi (“RMB”) as their functional currency, whereas amounts reported in the accompanying condensed consolidated financial statements and disclosures are stated in United States dollars, the reporting currency of the Company, unless stated otherwise. As such, the condensed consolidated balance sheet of the Company has been translated into U.S. dollars at the current rate as of September 30, 2008 and the consolidated statements of income have been translated into U.S. dollars at the weighted average rates during the periods the transactions were recognized.

Exhibit 99.2

The resulting translation gain adjustments are recorded as other comprehensive income in the condensed consolidated statements of income and comprehensive income.

Revenue Recognition

The Company’s main source of income was generated through (1) sales of automobiles, (2) service fees for assisting customers to get bank financing on purchases of automobiles, (3) web-based marketing service fees, including fees from (i) displaying graphical advertisements on the Company websites and (ii) web-based listing services that allow customers to place automobile related information on the Company’s websites, and (4) Automobile Import Value Added Services. The financing services are provided to customers on automobiles not sold by the Company. The Company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred upon shipment or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectibility is reasonably assured.

The Company recognizes the sales of automobiles upon delivery and acceptance by the customers and where collectibility is reasonably assured.

Service revenue related to financing services is recognized ratably over the financing period.

Service fees for graphical advertisements on the Company’s websites are charged on a fixed fee basis. The Company recognizes the advertising revenue when the service is performed over the service term.

The Company charges a monthly fee for listing services and recognizes the revenue when services are performed.

The Company recognizes revenue from Automobile Import Value Added Services when such services are performed.

Exhibit 99.2

Value Added Taxes represent amounts collected on behalf of specific regulatory agencies that require remittance by a specified date. These amounts are collected at the time of sales and are detailed on invoices provided to customers. In compliance with the Emerging Issues Task Force consensus on issue number 06-03 (EITF 06-03), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)”, the Company accounts for value added taxes on a net basis. The Company recorded and paid business taxes based on a percentage of the net service revenues and reported the service revenue net of the business taxes and other sales related taxes.

New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities". The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet begun the process of assessing the potential impact the adoption of FASB No. 161 may have on its consolidated financial position or results of operations.

In May 2008, the FASB issued Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS 162"). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of non-governmental entities that are presented in conformity with U.S. GAAP. SFAS 162 directs the U.S. GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with U.S. GAAP. SFAS 162 is effective 60 days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to remove the U.S. GAAP hierarchy from the auditing standards. The Company is currently evaluating the impact of adopting SFAS No. 162.

(2) Property and Equipment:

A summary of property and equipment as of September 30, 2008 is as follows:

Computers	$190,947
Office equipment, furniture and fixtures	99,817
Automobiles	974,721
1,265,485
Less: accumulated depreciation	612,161
$653,324

Exhibit 99.2

Depreciation and amortization expense for property and equipment amounted to approximately $55,337 and $41,084 for the three months ended September 30 2008 and 2007, respectively, and $145,963 and $116,199 for the nine months ended September 30, 2008 and 2007, respectively.

(3) Inventories:

Inventories are primarily comprised of the purchase cost of automobiles valued at the lower of cost (first-in, first-out) or market. As of September 30, 2008, the reserve for obsolescence was de minimis.  Reserves for obsolescence were increased by $0 and $169,837 for the three months ended September 30, 2008 and 2007.  Reserves for obsolescence were decreased by $147,448 for the nine months ended September 30, 2008 and increased by $232,139 for the nine months ended September 30, 2007.

(4) Lines of Credit Related to Financing Services:

The Company provides financing services to its customers using the Company’s banks’ facility lines of credit. The Company earns a service fee for drawing its facility lines related to its customers’ purchases of automobiles and payment of import taxes. The customers bear all the interest and fees charged by the banks and prepay those fees upon the execution of their service contracts with the Company. The customers are also required to make a deposit in the range of 22% to 30% of the purchase prices of the automobiles. The banks take custody of the automobiles until the borrowings are fully paid.

In May 2008, the Company entered into a facility line of credit with China Merchants Bank. Under the terms of the agreement, the Company can borrow a maximum amount of $13,199,771 (RMB 90,000,000). The Company had outstanding balance of $9,585,447 as of September 30, 2008. This facility line matures in May 2009 and is guaranteed by a non-related entity.

In July 2008, the Company entered into a facility line of credit with Agricultural Bank of China Bank. Under the terms of the agreement, the Company can borrow a maximum amount of $14,666,412 (RMB 100,000,000). The Company had outstanding balance of $914,273 as of September 30, 2008. This facility line matures in January 2010 and is guaranteed by a non-related entity.

Exhibit 99.2

(5) Short-term Bank Loans

Short-term bank loans as of September 30, 2008 consist of the following:

Loan from Agricultural Bank of China, with an interest at a rate of 8.217%, guaranteed by non-related entities, matures in March 2009	$1,319,977

Loan from Agricultural Bank of China, with an interest at a rate of 8.019%, guaranteed by non-related entities, matured in November 2008 and was repaid	1,319,977

Loan from Agricultural Bank of China, with an interest at a rate of 8.019%, guaranteed by non-related parties, matured in November 2008 and was repaid	586,657

$3,226,611

Weighted average interest rate for these bank loans was 8.1% at September 30, 2008.

(6) Major Customers and Vendors:

During the three months ended September 30, 2008 and 2007, the Company’s three largest customers together accounted for 25% and 53%, respectively, of the Company’s sales.  During the nine months ended September 30, 2008 and 2007, the Company’s three largest customers together accounted for 20% and 29%, respectively, of the Company’s sales.
During the three months ended September 30, 2008 and 2007, the Company’s three largest suppliers accounted for 38% and 28%, respectively, of the Company’s total purchases.  During the nine months ended September 30, 2008 and 2007, automobiles purchased from the Company’s three largest suppliers accounted for approximately 23% and 20%, respectively, of the Company’s total purchases.

(7) Related-Party Balances and Transactions:

Cheng Weihong (the Secretary, Senior Vice President and Chairman of Shisheng and wife of Shisheng’s President and Chief Executive Officer, Mr. Tong Shiping) made non-interest bearing loans to Shisheng from time to time to meet working capital needs of Shisheng. For the three months ended September 30, 2008 and 2007, Shisheng made aggregate borrowings from Cheng Weihong of $3,789,493 and 33,598,717, respectively, and made aggregate repayments to Cheng Weihong of $3,940,752 and $26,947,262, respectively.  For the nine months ended September 30, 2008 and 2007, Shisheng made aggregate borrowings from Cheng Weihong of $73,501,244 and 72,953,345, respectively, and made aggregate repayments to Cheng Weihong of $73,823,838 and $72,084,266, respectively. The Company has no outstanding balance due to Cheng Weihong as of September 30, 2008.

Exhibit 99.2

(8) Segment Information:

The Company has four principal operating segments: (1) sales of automobiles, (2) financing services, (3) web-based advertising, and (4) Automobile Import Value Added Services. These operating segments were determined based on the nature of the services offered. Operating segments are defined as components of an enterprise about which separate financial information is available and that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance. The Company's chief executive officer and chief operating officer have been identified as the chief operating decision makers. The Company's chief operating decision makers direct the allocation of resources to operating segments based on the profitability and cash flows of each respective segment. Direct cost of revenues related to financing services, web advertising and Automobile Import Value Added Services was de minimis.

The Company evaluates performance based on several factors, including net revenue, cost of revenue, operating expenses, and income from operations. The following tables show the operations of the Company's operating segments for the three months ended and nine months ended September 30, 2008 and 2007:

	For the three months ended September 30,
				Automobile
				Import
				Value
	Automobile	Financing	Web	Added
	Sales	Services	Advertising	Services	Corporate	Total

2008
Net revenue	$47,580,101	$272,961	$414,591	$111,245	$-	$48,378,898
Cost of revenue	46,054,946	-	-	-	-	46,054,946
Operating expenses
General and administrative	40,347	13,834	24,024	2,245	220,451	300,901
Sales and marketing	118,014	48,120	64,323	2,207	-	232,664
Total operating expenses	158,361	61,954	88,347	4,452	220,451	533,565

Income (loss) from operations	1,366,794	211,007	326,244	106,793	(220,451)	1,790,387

2007
Net revenue	$37,417,104	$125,715	$514,339	$413,105	$-	$38,470,263
Cost of revenue	37,799,455	-	-	-	-	37,799,455
Operating expenses
General and administrative	35,268	10,354	19,422	8,410	73,453	146,907
Sales and marketing	101,829	22,864	81,606	36,629	-	242,928
Total operating expenses	137,097	33,218	101,028	45,039	73,453	389,835

Income (loss) from operations	$(519,448)	$92,497	$413,311	$368,066	$(73,453)	$280,973

Exhibit 99.2

	For the nine months ended September 30,
				Automobile
				Import
				Value
	Automobile	Financing	Web	Added
	Sales	Services	Advertising	Services	Corporate	Total

2008
Net revenue	$126,772,632	$790,153	$1,289,765	$623,432	$-	$129,475,982
Cost of revenue	123,051,216	-	-	-	-	123,051,216
Operating expenses	-	-	-	-	-	-
General and administrative	178,938	64,243	73,110	7,964	464,256	788,511
Sales and marketing	290,032	179,989	190,775	17,167	-	677,963
Total operating expenses	468,970	244,232	263,885	25,131	464,256	1,466,474

Income (loss) from operations	3,252,446	545,921	1,025,880	598,301	(464,256)	4,958,292

Total assets	$36,907,580	$11,729,318	$423,770	$254,262	$84,754	$49,399,684

2007
Net revenue	$97,532,281	$521,612	$1,297,874	$923,596	$-	$100,275,363
Cost of revenue	97,231,886	-	-	-	-	97,231,886
Operating expenses	-	-	-	-	-	-
General and administrative	82,286	25,143	51,781	19,526	178,735	357,471
Sales and marketing	290,943	101,308	202,087	79,065	-	673,403
Total operating expenses	373,229	126,451	253,868	98,591	178,735	1,030,874

Income (loss) from operations	$(72,834)	$395,161	$1,044,006	$825,005	$(178,735)	$2,012,603

(9) Subsequent Event:

On November 10, 2008, Ever Auspicious, entered into a Share Exchange Agreement with Fresh Ideas Media, Inc. (“Fresh Ideas”), a U.S. public company. Under the Share Exchange Agreement, Fresh Ideas issued 11,700,000 newly-issued shares of its common stock to acquire all the issued and outstanding capital stock of Ever Auspicious, representing approximately 64.64% of Fresh Ideas’ issued and outstanding common stock. The share exchange is intended to constitute a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986. As a result of the share exchange, Ever Auspicious and its wholly owned subsidiary, Shisheng became Fresh Ideas’ wholly owned subsidiaries. For accounting purposes, Shisheng is considered the accounting acquirer and accordingly, the historical financial statements of Shisheng became Fresh Ideas’ financial statements.